WAIVER AND AMENDMENT NO. 4
to the
CREDIT AGREEMENT

    This WAIVER and AMENDMENT NO. 4 dated as of August 13, 1996 (this "Waiver and Amendment") to the CREDIT AGREEMENT dated as of March 6, 1995 (as amended, the "Agreement") between Stocker & Yale, Inc., a Massachusetts corporation (the "Company"), and Fleet National Bank, successor by merger to Fleet National Bank of Massachusetts, formerly known as Shawmut Bank, N.A. (the "Bank"). All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

    In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

    Section 1. Waiver. The Bank confirms waiver of the Event of Default that has resulted from non-compliance with Subsection 6.01(m) of the Agreement. This waiver is effective as of June 30, 1996; provided, however, that such waiver is effective only for the period ending June 30, 1996.

    Section 2. Amendment of Section 1.01 of Agreement. The definition of "DSCR Measurement Period" is hereby amended to read as follows:

                "DSCR Measurement Period" - (i) The three-fiscal-quarter period ending September 30, 1996, (ii) the fiscal year ending December 31, 1996 and (iii) thereafter, at the end of each fiscal quarter commencing with the fiscal quarter ending March 31, 1997, the most recent four-fiscal-quarter period.

    Section 3. Amendment of Subsection 6.01(k) of the Agreement. Subsection 6.01(k) of the Agreement is hereby amended to read as follows:

                (k) the Company will maintain minimum Consolidated Capital Base as follows:

          Quarter Ending                Amount
          --------------                ------
          March 31, 1996                $9,625,000
          June 30, 1996                  9,668,000
          September 30, 1996             9,500,000
          December 31, 1996              9,783,000

    Section 4. Amendment of Subsection 6.01(m) of the Agreement. Subsection 6.01(m) of the Agreement is hereby amended to read as follows:

                (m) The Company will have a maximum net loss (calculated in the manner of Consolidated Net Income) from operations for each period commencing July 1, 1996 and ending on the dates shown below as follows:

          Period Ending                  Maximum Net Loss
          -------------                  ----------------
          September 30, 1996             $400,000
          December 31, 1996               500,000

    Section 5. Amendment of Subsection 6.01(n) of the Agreement. Subsection 6.01(n) of the Agreement is hereby amended to read as follows:

                (n) The Company will maintain (i) for the DSCR Measurement Period ending September 30, 1996 a Consolidated Debt Service Coverage Ratio of not less than 0.70 to 1.0, (ii) for the DSCR Measurement
        Period ending December 31, 1996 a Consolidated Debt Service Coverage Ratio of not less than 0.75 to 1.0 and (iii) for each DSCR Measurement Period thereafter a Consolidated Debt Service Coverage Ratio of not less than 1.2 to 1.0.

    Section 6. Payment for Waiver and Amendment. The Company agrees to pay to the Bank a fee of $5,000 plus expenses, including but not limited to reasonable attorneys' fees, for this Waiver and Amendment No. 4 to the Credit Agreement.

    Section 7. Representations and Warranties. The Company represents and warrants to the Bank as of the effective date of this Waiver and Amendment that
(a) other than the Event of Default described in Section 1 hereof, no Default or event of Default has occurred and is continuing or results from the execution and delivery of this Waiver and Amendment, (b) each of the representations and warranties of the Company in the Agreement shall be true and correct on the effective date of this Waiver and Amendment, (c) the liens granted pursuant to the Security Agreement are valid and (d) this Waiver and Amendment is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

    Section 8. Other Provisions Still Effective; No Waiver. Except as amended by this Waiver and Amendment, all other provisions, terms and conditions of the Agreement shall continue to be effective. This Waiver and Amendment shall not be deemed a waiver of any defaults that may exist under the Agreement other than those described in Section 1 hereof.

    Section 9. Counterparts. This Waiver and Amendment may be executed in counterparts each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument.

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

    Section 10. Effective Date. This Waiver and Amendment shall become effective, when signed by all the parties hereto, on the date first above written.

                IN WITNESS WHEROF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers, and the Company has caused its seal to be hereunto affixed and attested by its duly authorized officer, all as of the day and year first above written.

[SEAL]                        STOCKER & YALE INC.

                              By /s/ Susan Sundell
                                ---------------------------------
ATTEST                           Its Senior Vice President and Treasurer

By /s/ James Buckman
  -------------------------
   Its President              FLEET NATIONAL BANK



                              By /s/ Richard F. Sullivan
                                ----------------------------------
                                 Its Vice President


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